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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 13, 2003
                                                         ----------------

                              PanAmSat Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-22531                                             95-4607698
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(Commission File Number)                       (IRS Employer Identification No.)

      20 Westport Road, Wilton, CT                               06897
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (203) 210-8000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name and Former Address, if Changed Since Last Report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

              Exhibit No       Description
              ----------       -----------
              99.1             Press Release
              99.2             Excerpts of Conference Call Transcript

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 13, 2003, PanAmSat Corporation held a public conference call and issued a press release (the "Press Release") announcing certain financial results for the third quarter and nine months ended September 30, 2003 and updated certain financial guidance for the year 2003. A copy of the Press Release and certain excerpts from the conference call are attached as Exhibits
99.1 and 99.2. The information in this request shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2003                   PANAMSAT CORPORATION
                                         Registrant

                                         By:    /s/  James W. Cuminale
                                                ----------------------
                                         Name:  James W. Cuminale
                                         Title: Executive Vice President,
                                                General Counsel and Secretary
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                                  EXHIBIT INDEX

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Exhibit No        Description
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
99.1              Press Release

99.2              Excerpts of Conference Call Transcript

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